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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      November 24, 1997
                                                --------------------------------

     Protection One, Inc.                Protection One Alarm Monitoring, Inc.
   (Exact Name of Registrant                  (Exact Name of Registrant
   as Specified in Charter)                   as Specified in Charter)


           Delaware                                   Delaware
        (State or Other                            (State or other
  Jurisdiction of Incorporation)            jurisdiction of Incorporation)


          0-247802                                   33-73002-01
   (Commission File Number)                     (Commission File Number)

          93-1063818                                  93-1065479
(I.R.S. Employer Identification No.)      (I.R.S. Employer Identification No.)

      6011 Bristol Parkway,                     6011 Bristol Parkway,
   Culver City, California 90230           Culver City, California 90230
(Address of Principal Executive Offices,       (Address of Principal
       including Zip Code)                Executive Offices, including Zip Code)

        (310) 342-6300                             (310) 342-6300
   (Registrant's Telephone Number,         (Registrant's Telephone Number,
     including Area Code)                       including Area Code)


            N/A                                         N/A
(Former Name or Former Address,           (Former Name or Former Address,
 if Changed Since Last Report)             if Changed Since Last Report)


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Item 1. Changes in Control of Registrant.
Item 2. Acquisition or Disposition of Assets.

               As previously reported, on July 30, 1997, Protection One, Inc., a Delaware corporation ("POI"), and Western Resources, Inc., a Kansas corporation ("Western Resources"), entered into a Contribution Agreement dated as of July 30, 1997 (as amended, the "Contribution Agreement").

               Pursuant to the Contribution Agreement, on November 24, 1997, POI issued to Western Resources an aggregate of 68,673,402 shares (the "Shares") of the common stock, par value $.01 per share, of POI ("POI Common Stock"), which shares constituted 82.4% of the shares of POI Common Stock (the only voting securities of POI) outstanding immediately after such acquisition. In consideration of the issuance of the Shares to Western Resources (the "Share Issuance"), Western Resources transferred to POI all of the outstanding capital stock of WestSec, Inc., a Kansas corporation ("WestSec"), and Westar Security, Inc., a Kansas corporation ("Westar Security" and together with WestSec, the "Western Resources Security Business"), and an aggregate of $367.4 million in cash and securities.

               WestSec and Westar provide security alarm monitoring services and sell, install and service security alarm systems for homes and businesses located throughout the continental United States. POI intends to continue to use the physical properties of WestSec and Westar Security in such business.

               The cash portion of the consideration for the Share Issuance was funded with Western Resources' working capital. The amount of such consideration was determined in arm's-length negotiations between Protection One and Western Resources, and the acquisition was accounted for under the purchase method of accounting.

               As provided in the Contribution Agreement, effective upon consummation of the Share Issuance, eight persons selected by Western Resources (Peter C. Brown, Howard A. Christensen, Joseph J. Gardner, William J. Gremp, Steven L. Kitchen, Carl M. Koupal, Jr., John C. Nettels, Jr. and Jane Dresner Sadaka) were elected as directors of POI.

               As further provided in the Contribution Agreement, POI will pay
(i) to the holders of record of shares of POI Common Stock as of the close of business on November 24, 1997 (other than Western Resources), a cash dividend of $7.00 per share (the "Special Dividend"); (ii) to the holders of options to purchase shares of POI Common Stock other than Western Resources, $7.00 in cash with respect to each share of Common Stock issuable upon exercise of such options; and (iii) to a bank as the holder of record of a warrant issued by POI in 1991 and to the holders of record of warrants issued by POI in 1993, $7.00 in cash with respect to each share of Common Stock issuable upon exercise of such warrants. The Special Dividend will be paid as soon as practicable; the above-described payments to holders of options and warrants will be made on or about the date the Special Dividend is paid. As a result of the payment of the Special Dividend, each warrant issued by POI in 1995 has become exercisable for
1.629 shares of POI Common Stock at an exercise price of $4.05, and the 6-3/4% Convertible Senior Subordinated Notes due 2003 issued by Protection One Alarm Monitoring, Inc., a Delaware corporation, will be convertible into shares of Common Stock at a conversion price of $11.19 per share.


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               Prior to the Share Issuance, the certificate of incorporation of
POI was amended to increase the maximum authorized number of shares of POI Common Stock to 150,000,000.

               As provided in the Contribution Agreement, immediately following the Share Issuance, POI, through a subsidiary, acquired from Western Resources
(i) all of the outstanding capital stock of Centennial Security Holdings, Inc., a Delaware corporation ("Centennial"), for a cash purchase price of $94.4 million, and (ii) 2,500,000 shares (the "Guardian Common Shares") of the Class A Voting Common Stock, par value $.001 per share, and 1,875,000 shares (the "Guardian Preferred Shares") of the Series A 9-3/4% Convertible Cumulative Preferred Stock of Guardian International, Inc., a Nevada corporation ("Guardian"), for a cash purchase price of $8.5 million. The Guardian Common Shares constitute approximately 27.8 % of the outstanding shares of Guardian common stock; the Guardian Preferred Shares are convertible into an aggregate of 1,500,000 additional shares of Guardian common stock.

               POI used a portion of the cash contributed to POI by Western Resources to pay for the shares of Centennial and Guardian purchased by POI. The amount of such consideration was determined in arm's-length negotiations between Protection One and Western Resources and equalled the sum of (i) the amount paid by Western Resources for such securities, (ii) the fees and expense incurred by Western Resources to attorneys and other third-party advisors in connection with Western Resources' acquisition of such securities, and (iii) a carrying charge at a rate of 10% per annum (pro rated on the basis of a 365-day year) for the period Western Resources held such securities.

               Centennial, based in Madison, New Jersey provides security alarm monitoring services to residential and commercial subscribers located principally in Ohio, Michigan, New Jersey, New York and Pennsylvania. POI intends to continue to use the physical properties of Centennial in such business. Guardian provides security alarm monitoring services to approximately 12,000 subscribers in Florida; Guardian also monitors approximately 16,000 additional subscribers on a "wholesale" basis for certain third-party security alarm companies, sells alarm systems and provides field repair services principally to commercial accounts and,to a more limited extent, provides installation services to third-party security alarm companies.

               The Contribution Agreement and the Stock Option Agreement entered into between POI and Western Resources in connection therewith are filed as exhibits to this report and are incorporated herein by this reference. For additional information with respect to the businesses of WestSec and Westar Security, Centennial and Guardian, reference is made to the portions of POI's proxy statement dated November 7, 1997, also filed as an exhibit to this report and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               The following financial statements, pro forma financial information and exhibits are filed as a part of this Report:

               (a)    Financial Statements of Businesses Acquired

                      It is impracticable at this time to file the required pro forma financial information for the acquired businesses. Such statements will be filed as soon as they become available, but in no event later than January 24, 1998.


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               (b)    Pro Forma Financial Information

                      It is impracticable at this time to file the required pro forma financial information for the acquired businesses. Such information will be filed as soon as it becomes available, but in no event later than January 24, 1998.

               (c)    Exhibits

        2.1 Contribution Agreement dated as of July 30, 1997 (the "Contribution Agreement"), between Western Resources and Protection One.

        2.2     Amendment No. 1 dated October 2, 1997, to the Contribution
                Agreement.

        2.3 Assignment and Assumption Agreement (Centennial Security Holdings, Inc.) dated as of November 24, 1997, among Western Resources, Westar Capital, Inc. ("Westar Capital"), Westar Security, Inc. ("Westar Security") and Protection One.

        2.4 Assignment and Assumption Agreement (Guardian International, Inc.) dated as of November 24, 1997, among Western Resources, Westar Capital, Westar Security and Protection One.

        2.5 Form of Stock Purchase Agreement dated as of October 2, 1997, among Centennial, the shareholders of Centennial and Westar Capital.

        2.6 Stock Subscription Agreement dated as of October 14, 1997, between Guardian and Westar Capital.

        10.1 Stock Option Agreement dated as of July 30, 1997, between Protection One and Western Resources.

        10.2 Registration Rights Agreement dated as of October 21, 1997, between Guardian and Westar Capital.

        10.3 Stockholders Agreement dated as of October 21, 1997, among Guardian, Westar Capital and, inter alia, Harold Ginsburg.

        10.4 Employment Agreement dated as of November 24, 1997, between Protection One and James M. Mackenzie, Jr.

        10.5 Employment Agreement dated as of November 24, 1997, between Protection One and John W. Hesse.

        10.6 Employment Agreement dated as of November 24, 1997, between Protection One and John E. Mack, III.

        10.7 Employment Agreement dated as of November 24, 1997, between Protection One and Thomas K. Rankin.

        99.1 Information included in the subsection captioned "Business of Protection One - Potential Acquisitions" on pages 74-75 and in the section captioned "The Western Resources Security Business" on pages 96-99 of Protection One's proxy statement dated November 7, 1997.

Item 9. Change in Fiscal Year.

               Pursuant to action taken by the boards of directors of POI and Monitoring on July 30, 1997 but effective as of November 24, 1997, each of POI and Monitoring has determined to change its fiscal year to the calendar year. A transition report on Form 10-K will be filed by each of POI and Monitoring for the transition period.


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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                               PROTECTION ONE, INC.
                               PROTECTION ONE ALARM MONITORING, INC.


Date: November 24, 1997        By:    /s/  JOHN W. HESSE
                                      ---------------------------
                                      John W. Hesse
                                      Executive Vice President
                                      and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.    Description of Exhibit

2.1 Contribution Agreement dated as of July 30, 1997 (the "Contribution Agreement"), between Western Resources, Inc. ("Western Resources") and Protection One, Inc. ("Protection One") (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Protection One and Protection One Alarm Monitoring, Inc. ("Monitoring") dated July 30, 1997).

2.2 Amendment No. 1 dated October 2, 1997, to the Contribution Agreement (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Protection One and Monitoring dated October 2, 1997).

2.3 Assignment and Assumption Agreement (Centennial Security Holdings, Inc.) dated as of November 24, 1997, among Western Resources, Westar Capital, Inc. ("Westar Capital"), Westar Security, Inc. ("Westar Security") and Protection One.

2.4 Assignment and Assumption Agreement (Guardian International, Inc.) dated as of November 24, 1997, among Western Resources, Westar Capital, Westar Security and Protection One.

2.5 Form of Stock Purchase Agreement dated as of October 2, 1997, among Centennial, the shareholders of Centennial and Westar Capital.

2.6 Stock Subscription Agreement dated as of October 14, 1997, between Guardian and Westar Capital.

10.1 Stock Option Agreement dated as of July 30, 1997, between Protection One and Western Resources (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Protection One and Monitoring dated July 30, 1997).

10.2 Registration Rights Agreement dated as of October 21, 1997, between Guardian and Westar Capital.

10.3 Stockholders Agreement dated as of October 21, 1997, among Guardian, Westar Capital and, inter alia, Harold Ginsburg.

10.4 Employment Agreement dated as of November 24, 1997, between Protection One and James M. Mackenzie, Jr.

10.5 Employment Agreement dated as of November 24, 1997, between Protection One and John W. Hesse.

10.6 Employment Agreement dated as of November 24, 1997, between Protection One and Thomas K. Rankin

99.1 Information included in the subsection captioned "Business of Protection One - Potential Acquisitions" on pages 74-75 and in the section captioned "The Western Resources Security Business" on pages 96-99 of Protection One's proxy statement dated November 7, 1997 (incorporated by reference to Protection One's definitive proxy statement dated November 7, 1997 as filed with the Securities and Exchange Commission).